SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
 ----
/          /   Preliminary Proxy Statement
- ----
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/   /     Preliminary Additional Materials
- ----
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/    X     /   Definitive Proxy Statement
- ----
 ----
/   /     Definitive Additional Materials
- ----
 ----
/   /     Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----      Sec. 240.14a-12

                        PUTNAM FEDERAL INCOME TRUST
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ x /     $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----       14a-6(i)(1), or 14a-6(i)(2).
 ----
/   /     $500 per each party to the controversy pursuant
- ----      to Exchange Act Rule 14a-6(i)(3).
 ----
/   /     Fee computed on table below per Exchange Act Rules
- ----      14a-6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which
               transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
               0-11:

          (4)   Proposed maximum aggregate value of transaction:

 ----
/   /     Check box if any part of the fee is offset as provided
- ----      by Exchange Act Rule 0-11(a)(2) and identify the filing
           for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:

           (2)  Form, Schedule or Registration Statement No.:

           (3)  Filing Party:

           (4)  Date Filed:

                        PUTNAM FEDERAL INCOME TRUST
                           ONE POST OFFICE SQUARE
                        BOSTON, MASSACHUSETTS 02109


                                    February     22     , 1994

 Dear Shareholder:

      You are cordially invited to attend the 1994 Meeting of Shareholders of your Fund, which will be held on May 5, 1994 at 1:00 p.m., Boston time, on the eighth floor of One Post Office
Square, Boston, Massachusetts.

      THE MATTERS TO BE ACTED UPON AT THE MEETING -- (1) ELECTING TRUSTEES, (2) RATIFYING THE TRUSTEES' SELECTION OF COOPERS & LYBRAND AS INDEPENDENT AUDITORS OF THE FUND FOR ITS CURRENT FISCAL YEAR, (3) CONSIDERING A PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN INVESTMENT COMPANIES, (4) CONSIDERING A PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN RESTRICTED SECURITIES AND (5) CONSIDERING A PROPOSAL TO AMEND THE FUND'S AGREEMENT AND DECLARATION OF TRUST TO PERMIT THE ISSUANCE OF ADDITIONAL CLASSES OF SHARES -- ARE DESCRIBED IN THE ATTACHED NOTICE AND PROXY STATEMENT.

      Although we would like very much to have each shareholder attend the 1994 Meeting, we realize this is not possible.
Whether or not you plan to be present at the meeting, WE NEED YOUR VOTE. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

      If you return your proxy promptly, you can help your Fund avoid the expense of follow-up mailings to achieve a quorum so that the meeting can be held. If you decide between now and May that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting. If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

      We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

                                    Sincerely yours,

                                    /s/George Putnam
                                    George Putnam, Chairman

                        PUTNAM FEDERAL INCOME TRUST

                 NOTICE OF THE 1994 MEETING OF SHAREHOLDERS

 To The Shareholders of Putnam Federal Income Trust:

      The 1994 Meeting of Shareholders of Putnam Federal Income
Trust (the "Fund") will be held on May 5, 1994 at 1:00 p.m.,
Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, for the following purposes:

      1.   Electing Trustees, as described in Part I of the
          attached Proxy Statement.  (p.      1)

      2.   Ratifying or rejecting the selection of independent
          accountants as auditors for the Fund for the current
          fiscal year, as described in Part II of the attached
          Proxy Statement.  (p.      11)

      3.   Approving or disapproving a proposal to eliminate the
          Fund's fundamental investment restriction with respect
          to investments in investment companies, as described in
          Part III of the attached Proxy Statement.  (p.
          11)

      4. Approving or disapproving a proposal to amend the Fund's fundamental investment restriction with respect to investments in restricted securities, as described in Part IV of the attached Proxy Statement. (p.
          12)

      5.   Approving or disapproving a proposal to amend the
          Fund's Agreement and Declaration of Trust to permit the
          issuance of additional classes of shares, as described
          in Part V of the attached Proxy Statement.  (p.
          13)

      6. Such other matters as may properly come before the meeting.

                              By the Trustees

                          GEORGE PUTNAM, CHAIRMAN
                     WILLIAM F. POUNDS, VICE CHAIRMAN
                JAMESON A. BAXTER            ROBERT E.
PATTERSON
                HANS H. ESTIN                DONALD S.
PERKINS
                JOHN A. HILL             GEORGE PUTNAM, III
                ELIZABETH T. KENNAN           A.J.C. SMITH
                LAWRENCE J. LASSER       W. NICHOLAS THORNDIKE

 February     22     , 1994

           WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED
                 PROXY IN THE ENCLOSED ENVELOPE SO YOU WILL
                       BE REPRESENTED AT THE MEETING.
                        PUTNAM FEDERAL INCOME TRUST
                           ONE POST OFFICE SQUARE
                        BOSTON, MASSACHUSETTS 02109

                              PROXY STATEMENT

      THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM FEDERAL INCOME TRUST (the "Fund") for use at the 1994 Meeting of Shareholders to be held on May 5, 1994, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting of Shareholders. Shareholders of record at the close of business on February 11, 1994 are entitled to be present and to vote at the meeting or any adjourned session thereof. The Notice of Meeting, proxy and this Proxy Statement have been mailed to
such shareholders of record on or about February     25     ,
1994.

      A copy of the Annual Report of the Fund for its most recent fiscal year, including financial statements, has previously been mailed to shareholders. A representative of Coopers & Lybrand, auditors of the Fund, is expected to be present at the meeting with the opportunity to make statements and to respond to appropriate questions.

      Each share of beneficial interest is entitled to one vote. Shares represented by duly executed proxies will be voted for the election of the persons named herein as Trustees, unless such authority has been withheld. With respect to the other matters specified in the proxy, shares will be voted in accordance with the instructions made. If no instructions are made, the proxy will be voted for the matters specified in the proxy. Proxies may be revoked at any time before they are voted by a written revocation received by the Clerk of the Fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

                          I.  ELECTION OF TRUSTEES

      The Trustees have fixed the number of Trustees for election
at this meeting at      twelve     .  The nominees for Trustees
of the Fund who are proposed for election at the meeting, their ages, and a description of their principal occupations are set forth below. All the nominees have been recommended by the Nominating Committee, which consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or Putnam Investment Management, Inc., the Fund's investment manager ("Putnam Management"). All the nominees are presently Trustees of the Fund. Each of the current Trustees was elected by the shareholders in July, 1991 (except for Messrs. Lasser and Thorndike, who were elected by the Trustees effective January 1, 1992, Mrs. Kennan, who was elected
by the Trustees effective May 7, 1992    ,     and Mrs. Baxter,
who was elected by the Trustees effective January 6, 1994). All of the Trustees are also Trustees of all of the other
Putnam funds    , except that Jameson Adkins Baxter and A.J. C.
Smith do not currently serve as Trustees of Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Intermediate Municipal Trust, Putnam Managed High Yield Trust, Putnam Municipal Opportunities Trust and Putnam New York Investment
Grade Municipal Trust     .  Except as shown, the principal
occupations and business experience for the last five years of the nominees have been with the employers indicated, although in some cases they have held different positions with such employers.

      The term of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his or her successor is elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of
Trustees at fewer than      twelve     .

                              PRINCIPAL OCCUPATION
NOMINEE                       FOR LAST FIVE YEARS


Jameson Adkins Baxter (50)    President, Baxter Associates, Inc.
                              (consultants to management).
                              Prior to 1992 Vice President and
                              Principal, Regency Group, Inc. and
                              Consultant, The First Boston
                              Corporation.  Also, Director, Banta
                              Corporation, Avondale Federal
                              Savings Bank and ASHTA Chemicals,
                              Inc.  Chairman of the Board of
                              Trustees, Mount Holyoke College.
                              President of the Board of Trustees,
                              Emma Willard School and Member of
                              Board of Governors, Good Shepherd
                              Hospital.

Hans H. Estin (65)            Vice Chairman, North American
                              Management Corp. (a registered
                              investment adviser).  Also,
                              Director, The Boston Company, Inc.
                              and Boston Safe Deposit and Trust
                              Company.  Member, Massachusetts
                              General Hospital.  Trustee, New
                              England Aquarium.

John A. Hill (52)             Chairman and Managing Director,
                              First Reserve Corporation (a
                              registered investment adviser).
                              Prior to 1989, General Partner,
                              Meridien Capital Corporation (a
                              venture capital investment firm).
                              Also, Director, Snyder Oil
                              Corporation, Maverick Tube
                              Corporation, PetroCorp
                              Incorporated, various private
                              companies controlled by First
                              Reserve Corporation and various
                              First Reserve Funds.

Elizabeth T. Kennan (55)      President, Mount Holyoke College.
                              Also, Director, NYNEX Corporation,
                              Northeast Utilities, the Kentucky
                              Home Life Insurance Companies and
                              Talbots.  Trustee, University of
                                                            Notre Dame.

                                   PRINCIPAL OCCUPATION
NOMINEE                       FOR LAST FIVE YEARS

*Lawrence J. Lasser (51)      Vice President of the Putnam funds.
                              President, Chief Executive Officer
                              and Director of Putnam Investments,
                              Inc. and Putnam Management.
                              Director, Marsh & McLennan
                              Companies, Inc. and INROADS/Central
                              New England Inc.  Member, Board of
                              Overseers, Museum of Science,
                              Museum of Fine Arts and Isabella
                              Stewart Gardner Museum, Boston.
                              Also, Trustee, Beth Israel Hospital
                              and Buckingham, Browne and Nichols
                              School.

Robert E. Patterson (48)      Executive Vice President of Cabot
                              Partners Limited Partnership (a
                              registered investment adviser to
                              institutional clients in the
                              acquisition and management of their
                              real estate portfolios).  Also,
                              Trustee, Joslin Diabetes Center.
                              From May, 1987 to October, 1990,
                              Executive Vice President of Cabot,
                              Cabot & Forbes Realty Advisors,
                              Inc. (predecessor of Cabot Partners
                              Limited Partnership).

Donald S. Perkins (66)        Director of various corporations,
                              including American Telephone &
                              Telegraph Company, AON Corp.,
                              Cummins Engine Company, Inc.,
                              Illinois Power Co., Inland Steel
                              Industries, Inc., K mart
                              Corporation, LaSalle Street Fund,
                              Inc., Springs Industries, Inc. and
                              Time Warner Inc.  Also, Trustee and
                              Vice Chairman, Northwestern
                              University.  Chairman, The Hospital
                              Research and Education Trust.
                              Member, The Business Council.
                              Founding Chairman, the Civic
                              Committee of the Commercial Club of
                              Chicago.

William F. Pounds (65)        Vice Chairman.  Professor of
                              Management, Alfred P. Sloan School
                              of Management, Massachusetts
                              Institute of Technology.  Director,
                              IDEXX Laboratories, Inc., M/A-COM,
                              Inc., EG&G, Inc., Perseptive
                              Biosystems, Inc., Management
                              Sciences For Health, Inc. and Sun
                              Company, Inc.  Also, Trustee,
                              Museum of Fine Arts, Boston and
                              Overseer, WGBH Educational
                                                            Foundation.
                                    PRINCIPAL OCCUPATION
       NOMINEE                       FOR LAST FIVE YEARS



*George Putnam (67)           Chairman and President of the
                              Putnam funds.  Chairman and
                              Director of Putnam Management and
                              Putnam Mutual Funds.  Also,
                              Director, The Boston Company, Inc.,
                              Boston Safe Deposit and Trust
                              Company, Freeport-McMoRan, Inc.,
                              General Mills, Inc., Houghton
                              Mifflin Company, Marsh & McLennan
                              Companies, Inc., and Rockefeller
                              Group, Inc.  Trustee, Massachusetts
                              General Hospital, McLean Hospital,
                              Vincent Memorial Hospital, WGBH
                              Educational Foundation, The
                              Colonial Williamsburg Foundation
                              and Museum of Fine Arts, Boston.

*George Putnam, III (42)      President, New Generation Research,
                              Inc. (publisher of financial
                              information).  Director, World
                              Environment Center and
                              Massachusetts Audubon Society.
                              Trustee, Sea Education Association
                              and St. Mark's School.
                              Also, Overseer, New England Medical
                              Center.

*A.J.C. Smith (59)            Chairman and Chief Executive
                              Officer, Marsh & McLennan
                              Companies, Inc.  Also, Trustee of
                              The American Institute for
                              Chartered Property Casualty
                              Underwriters, the Central Park
                              Conservancy and the Carnegie Hall
                              Society.

- -------------------------
*Nominees who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Mr. Putnam, Mr. Lasser and Mr. Smith are deemed "interested persons" of the Fund, Putnam Management and Putnam Mutual Funds by virtue of their positions as officers of the Fund or officers or directors of Putnam Management, Putnam Mutual Funds, or their parent, Marsh & McLennan Companies, Inc., or their ownership of stock of Marsh & McLennan Companies, Inc. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of the Fund, Putnam Management and Putnam Mutual Funds. The balance of the nominees are not "interested persons."

                              PRINCIPAL OCCUPATION
NOMINEE                       FOR LAST FIVE YEARS

W. Nicholas Thorndike (60)    Director of various corporations
                              and charitable organizations,
                              including Providence Journal Co.
                              and Courier Corporation.  Also,
                              Trustee and President,
                              Massachusetts General Hospital.
                              Trustee, Bradley Real Estate Trust,
                              Eastern Utilities Associates and
                              Northeastern University.  Prior to
                              December, 1988, Chairman of the
                              Board and Managing Partner of
                              Wellington Management
                              Company/Thorndike, Doran, Paine &
                              Lewis (a registered investment
                              adviser).

     Each Trustee of the Fund receives an annual fee, and an additional fee for each Trustees' meeting attended. Trustees who are not "interested persons" of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings. The annual fee paid, the number of Trustees' meetings held and the aggregate fees paid to all Trustees are set forth in "Trustees and Officers Information" below.

     The Fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, except as otherwise determined by the Trustees, will be an annual cash benefit equal to one-half of the Trustee retainer paid by the Fund at the time of retirement. Several retired Trustees of the Fund are currently receiving retirement benefits pursuant to these Guidelines and it is anticipated that the current Trustees of the Fund will receive similar benefits upon their retirement. The Trustees of the Fund reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

     The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

     AUDIT AND NOMINATING COMMITTEES. The voting members of the Audit Committee of the Fund include only Trustees who are not "interested persons" of the Fund or Putnam Management. The Audit Committee recommends to the Trustees the independent public accountants to be selected for the Fund. It also reviews the performance, scope of work and compensation of such accountants, and reviews with such accountants the quality, accounting controls, procedures and adequacy of the accounting services rendered to the Fund by Putnam Management and by the Fund's investor servicing agent and custodian. The Audit Committee reports to the Trustees the results of its inquiries. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins, Putnam, III (without vote), Smith (without vote) and Mrs. Kennan.

     The Nominating Committee consists only of Trustees who are not "interested persons" of the Fund or Putnam Management. It recommends to the Trustees persons to be elected as Trustees and as Chairman, Vice Chairman, President and certain other officers of the Fund. The Nominating Committee will consider individuals proposed by a shareholder for election as a Trustee.
Shareholders wishing to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Fund. The Nominating Committee currently consists of Mrs. Kennan and Dr. Pounds (Co-chairmen), Mrs. Baxter, and Messrs. Estin, Hill, Patterson, Perkins and Thorndike.

     The number of meetings of the Audit and Nominating
Committees in the Fund's most recent fiscal year is set forth in "Trustees and Officers Information" below.

                     TRUSTEES AND OFFICERS INFORMATION


      The shareholdings of each Trustee in the Fund are shown below. Unless noted below, each Trustee has sole investment power and sole voting power with respect to his or her shares of the Fund and no Trustee owns 1% or more of the outstanding shares of the Fund.

                                  OWNERSHIP OF
 YEAR FIRST        OWNERSHIP OF  SHARES OF ALL
 ELECTED AS       SHARES OF THE   PUTNAM FUNDS
 TRUSTEES            TRUSTEE   FUND AS OF 1/14/94      AS OF

1/14/94*

- -----------------------------------------------------------------

 Jameson      Adkins     Baxter      1994
100 600
 Hans H. Estin         1986           359          34,183
 John A. Hill          1986           143         155,023
 Elizabeth T. Kennan   1992           259          11,960
 Lawrence J. Lasser    1992           101         486,022
 Robert E. Patterson   1986           996          59,606
 Donald S. Perkins     1986         4,299         267,723
 William F. Pounds     1986           159         344,538
 George Putnam         1986         1,602       1,208,521
 George Putnam, III    1986           884          58,219
 A.J.C. Smith          1986           143          29,012
 W. Nicholas Thorndike 1992           102          47,377


- -----------------------------------------------------------------
 *   Does not include shares      of     Putnam Capital Manager
Trust, Putnam Daily Dividend Trust, Putnam Tax Exempt Money
Market Fund, Putnam California Tax Exempt Money Market Fund, and
Putnam New York Tax Exempt Money Market Fund.

     As of January 14, 1994, the Trustees and officers of the
Fund owned in     the     aggregate     9,673     shares of the
Fund comprising      less than 1%     of the outstanding shares
of the Fund on that date.  With respect to     527     of these
shares which are held for their individual accounts in the Putnam
Investments, Inc. Profit Sharing Retirement Plan,      an
officer     of the Fund          has sole investment power and
shared voting power. With respect to the remainder of these shares, the Trustees and officers individually have sole investment power and sole voting power.

                 FOR THE FISCAL YEAR ENDED OCTOBER 31, 1993


 MEETINGS OF THE TRUSTEES DURING THE YEAR

 Full Board of Trustees meetings:                          11

 Audit Committee meetings:                                  3

 Nominating Committee meetings:                             3

 TRUSTEES' FEES

 Annual retainer fee per Trustee:             $     1,520

 Additional attendance fee per
 Trustees' meeting:                           $        26

 Aggregate fees paid to all Trustees for the
 year*:                                           $23,727

 *Includes both annual fees and fees for attendance at Trustees' meetings and certain meetings of committees of the Trustees. These committees include: Compensation, Legal, Administration; Audit; Closed-End Funds; Distribution; Pricing/Brokerage/Special Investments; Communication and Service; Contract; Executive; Board Policy and Nominating; and Proxy.

     In addition to George Putnam and Lawrence J. Lasser, the officers of the Fund are Charles E. Porter, Executive Vice President, Patricia C. Flaherty, Senior Vice President, Gordon H. Silver, Gary N. Coburn, Alan J. Bankart, Kenneth J. Taubes, Max
S. Senter (Messrs. Taubes and Senter are the Fund's Portfolio Managers), William N. Shiebler (President of Putnam Mutual Funds), John R. Verani and Paul M. O'Neil, each of whom serves as a Vice President, John D. Hughes, Vice President and Treasurer, and Beverly Marcus, Clerk of the Fund. All of the officers of the Fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc. (the parent corporation of Putnam Management and Putnam Mutual Funds), Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of the Fund), as well as the officers of the Fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the Fund.

     PUTNAM INVESTMENT MANAGEMENT, INC. Putnam Management and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of the Fund, and Putnam Fiduciary Trust Company, the Fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting and investment management businesses. A
certified balance sheet of Putnam Management          is attached
to this Proxy Statement as Exhibit A         .

     The directors of Putnam Management are George Putnam, Lawrence J. Lasser and Gordon H. Silver. Mr. Lasser is the principal executive officer of Putnam Management. The principal occupations of Messrs. Putnam, Lasser and Silver are as officers and directors of Putnam Management and certain of its corporate affiliates. The address of Putnam Management and the business address of the directors and officers of Putnam Management is One Post Office Square, Boston, Massachusetts 02109.

     In addition to its services to the Fund, Putnam Management acts as investment adviser or subadviser of other publicly-owned investment companies having differing investment objectives.

     Putnam Management is also affiliated with The Putnam Advisory Company, Inc., which together with subsidiaries furnishes investment advice to domestic and foreign institutional clients and foreign mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers.
The advisory fees charged by such firms to their institutional clients are generally at lower rates than those charged the Putnam funds. The services performed and responsibilities assumed by these firms for such clients are, however, not as extensive as those performed or assumed by Putnam Management for the Putnam funds.

     Some officers and directors of Putnam Management, including some who are officers of the Fund, serve as officers or directors of some of these affiliates. Putnam Management may also enter into other businesses.

     THE MANAGEMENT CONTRACT. Putnam Management serves as investment manager of the Fund pursuant to a Management Contract. The management fee payable under the Contract is based on the following annual rates: 0.75% of the first $100 million of average net assets, 0.65% of the next $100 million, 0.55% of the
next $300 million, 0.45% of the next $500 million         and
0.40% of any amount over $1.0 billion, subject to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the Fund's portfolio transactions. Management fees are payable quarterly, based on the average net assets of the Fund as determined at the close of each business day. Such fees are in addition to the compensation of Trustees and certain officers and other expenses borne by the Fund. The compensation payable to Putnam Management is subject to reduction or reimbursement to the extent that expenses of the Fund in any fiscal year exceed the limits on investment company expenses imposed by any statute or regulatory authority in any jurisdiction where shares of the Fund are qualified for offer and sale. The term "expenses" is defined in the statutes and regulations of such jurisdictions and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. The only limitation in effect as of the date of this Proxy Statement is 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of the remaining average net assets. The fee payable to Putnam Management is also subject to reduction by the amount of certain possible commissions, fees, brokerage or similar payments received by Putnam Mutual Funds, less expenses approved by the Trustees of the Fund, in respect of purchases and sales of the Fund's portfolio investments. The fees paid to Putnam Management in the most recent fiscal year are shown in "Fund Information" below.

     Under the Contract, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund. Subject to the control of the Trustees, Putnam Management manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the Fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Fund's portfolio securities. Putnam Management may place Fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain brokerage and research services of value to Putnam Management and its affiliates in advising the Fund and other clients. In so doing, Putnam Management may cause the Fund to pay greater brokerage commissions than it might otherwise pay. See "Brokerage and research services" below.

     The Fund also pays, or reimburses Putnam Management for, the compensation and related expenses of certain officers of the Fund and their assistants. Currently, the Fund is reimbursing Putnam Management for a portion of the compensation and related expenses of certain officers of the Fund who provide certain administrative services to the Fund and the other Putnam funds, each of which bears an allocated share of the costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees, and the amount paid in the most recent fiscal year is set forth in "Fund Information" below. Putnam Management pays all other salaries of officers of the Fund. The Fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing agent and shareholder reporting expenses.

     The Contract provides that Putnam Management shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The Contract may be terminated without penalty upon 30 days' written notice by Putnam Management, by the Trustees of the Fund, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act of 1940). It may be amended only by an affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not "interested persons" of the Fund or Putnam Management.

     The Contract will terminate automatically if it is assigned, or unless its continuance is approved at least annually by either the Trustees or shareholders of the Fund and in either case by a majority of the Trustees who are not "interested persons" of Putnam Management or the Fund.

     INVESTMENT DECISIONS. Investment decisions for the Fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving each client's respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought and sold for clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for some clients when other clients are selling the security. In some cases, one client may sell a particular security to another client. When two or more clients simultaneously purchase or sell the same security, each day's transactions in the security are, insofar as possible, averaged as to price and allocated between the clients in a manner which in the opinion of Putnam Management is equitable to each and in accordance with the total amount of the security being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     BROKERAGE AND RESEARCH SERVICES.  Transactions on U.S.
stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and
sales of securities by funds investing primarily in     tax-
exempt securities and     certain     other     fixed-income
securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears the portion of the cost of these services that directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

     Putnam Management places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

     The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees, shall be recaptured by the Fund through a reduction of the fee payable by the Fund under the Management Contract.
Putnam Management seeks to recapture for the Fund soliciting dealer fees on the tender of the Fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the Fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     PAYMENTS TO AFFILIATES OF PUTNAM MANAGEMENT. Putnam Mutual Funds is the principal underwriter of shares of the Fund and of the other continuously offered Putnam funds. Putnam Fiduciary Trust Company is the Fund's investor servicing agent and custodian. The amount of sales charges retained by Putnam Mutual Funds and the investor servicing fees and custodian fees paid to Putnam Fiduciary Trust Company in the Fund's most recent fiscal year are set forth in "Fund Information" below.

     Under the terms of its Distribution Plan, the Fund compensates Putnam Mutual Funds at the annual rate of up to 0.35% of the average net assets of the Fund, although a limit of 0.25% is currently in effect. Payments under the Distribution Plan
compensate Putnam Mutual Funds for      services     provided and
expenses incurred by it in promoting the sale of shares of the Fund, reducing redemptions or maintaining or improving services provided to shareholders by Putnam Mutual Funds or by dealers. The fee paid to Putnam Mutual Funds under the Plan in the Fund's most recent fiscal year is set forth in "Fund Information" below.

                              FUND INFORMATION

 ASSETS OF THE FUND; SHARES OUTSTANDING

 Net assets of the Fund as of January 14, 1994             $575,984,754

     Shares of the Fund outstanding and authorized
     to vote as of February 11, 1994                  55,603,732     shares

     Persons beneficially owning
     more than 5% of the Fund's shares
     as of January 31, 1994                                        NONE

                 FOR THE FISCAL YEAR ENDED OCTOBER 31, 1993

 MANAGEMENT CONTRACT

     The Management Contract dated
     December 21, 1988 was approved by the
     shareholders on December 20, 1988
     and was last approved by the Trustees
     on January 7, 1994.

     Management fee paid to Putnam          Management
          for the fiscal year                 $3,690,049

     Reimbursement paid by the Fund to Putnam
     Management for compensation, related expenses
     and employee benefit plan contributions
     for the Fund's Executive Vice President
     (Charles E. Porter), Senior Vice President
     (Patricia C. Flaherty), Clerk (Beverly
     Marcus) and those who assist them           $18,998


 PAYMENTS TO AFFILIATES

     Sales charges on sales of
     Fund shares retained by Putnam Mutual Funds
     after payments to selling broker-dealers        $81,446

     Deferred sales charges on share redemptions
     retained by Putnam Mutual Funds                NONE

     Payments under Rule 12b-1     Distribution
     Plan to          Putnam Mutual Funds     $1,589,632

     Investor servicing and custodian fees
     paid to Putnam Fiduciary Trust Company
     (after application of credits)           $1,141,033

 BROKERAGE

     Total Fund payments to broker-dealers as
     commissions on agency transactions           $5,250

     Total Fund payments to broker-dealers as
     commissions on underwritten transactions    $11,041


               II.  RATIFICATION OR REJECTION OF SELECTION OF
                            INDEPENDENT AUDITORS

     Coopers & Lybrand, One Post Office Square, Boston,
Massachusetts, independent accountants, has been selected by the Trustees as auditors of the Fund for the current fiscal year.
Unless otherwise indicated, the proxy will be voted in favor of ratifying the selection of Coopers & Lybrand as auditors.

            III.  APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF
               THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
            WITH RESPECT TO INVESTMENTS IN INVESTMENT COMPANIES

     The Fund currently has a fundamental investment restriction that prohibits the Fund from investing in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets.

     From time to time new investment vehicles arise that would assist the Fund in meeting its investment objective but that may be registered investment companies (as defined in the Investment Company Act of 1940) (the "1940 Act") and therefore prohibited by the Fund's investment restrictions. Generally, the credit support for these securities is the issuer of a bond that has been purchased by a trust or other pass-through entity. This entity, which is registered under the 1940 Act as a unit investment trust, in turn sells securities. Even though the securities that are issued by such pass-through entities may involve the duplication of some fees and expenses, Putnam Management believes that they may provide attractive investment opportunities that, except for the restriction stated above, would be consistent with the Fund's investment objective and policies. However, the issuers of such securities may be registered investment companies because they are organized as unit investment trusts, which invest solely in the underlying bonds. To permit maximum flexibility to take advantage of future investment opportunities, the Trustees, therefore, recommend that the Fund's fundamental investment restriction with respect to investments in investment companies be eliminated.

     If shareholders approve the elimination of this restriction, the Trustees intend to adopt a more flexible non-fundamental investment restriction that would prohibit investments by the Fund in registered open-end investment companies such as the Fund, but not investments in other entities that might otherwise be registered investment companies, such as the unit investment trusts mentioned above. Such a non-fundamental investment restriction could be amended or eliminated by the Trustees without a shareholder vote.

     The Trustees recommend changing the fundamental investment restriction with respect to investments in investment companies to a non-fundamental policy (with the language to be added shown in (( ))) to provide that the Fund may not:

     Invest in the securities of other registered ((OPEN-
    END)) investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets.

     REQUIRED VOTE. Approval of this proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the Fund's outstanding shares are present at the meeting in person or by proxy.

     If the shareholders do not approve the proposal, the fundamental investment restriction of the Fund with respect to investments in investment companies will remain unchanged.


         IV.  APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUND'S
              FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT
                  TO INVESTMENTS IN RESTRICTED SECURITIES

     The Trustees recommend that the Fund's fundamental investment restriction with respect to restricted securities be revised to permit the Fund to invest a greater portion of its assets in securities restricted as to resale under the federal securities laws ("restricted securities"). Putnam Management has recommended the proposed change to the Trustees because it believes that the increased flexibility will assist the Fund in achieving its investment objective.

     The Fund's current investment restrictions prohibit it from investing more than 10% of its net assets in restricted securities. In order to permit maximum flexibility in investing the Fund's assets, the proposed amendment would raise the current limit from 10% to 15% of the Fund's net assets that may be invested in such securities and would exclude from the restriction certain restricted securities that are readily marketable. Putnam Management believes that the proposed amendment would benefit the Fund by permitting it to respond to regulatory and market developments regarding restricted securities.

     The Securities and Exchange Commission ("SEC") has long taken the position that an open-end investment company should limit its investments in illiquid securities because such securities may present problems of accurate valuation and because it is possible that the investment company would have difficulty satisfying redemptions within seven days. In general, illiquid securities have included restricted securities and those securities for which there is no readily available market. While it had been the SEC's position that an open-end investment company should not invest more than 10% of its assets in illiquid
securities, the SEC has          revised its position to permit
an open-end investment company to invest up to 15% of its net assets in illiquid securities.

     In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has also adopted Rule 144A, which is designed to facilitate efficient trading of restricted securities among institutional investors. Rule 144A allows for an even broader institutional trading market for restricted securities. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the trustees of an investment company determine that the securities are, in fact,
liquid.       It is expected the     Trustees of the Fund
will delegate     to Putnam Management the daily function of
determining and monitoring liquidity of restricted securities.


     As the securities markets evolve and new types of instruments are developed, Putnam Management believes that the Fund's present restriction may become overbroad and unnecessarily restrictive. The fact that a security may be restricted will not necessarily adversely affect either the liquidity of such investment or the ability of the Fund to determine the value of such investment. As institutional markets develop, the Fund would be constrained by its current investment restriction even though the institutional restricted securities markets could provide both readily ascertainable values for restricted securities and the ability to reduce an investment to cash in order to satisfy Fund share redemption orders on a timely basis.

     In order to be able to take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets for restricted securities, the Trustees recommend that the proposed amendments to the Fund's fundamental restriction be adopted by shareholders to increase the current limit from 10% to 15% of the Fund's net assets that may be invested in restricted securities and to provide that certain restricted securities that are nonetheless liquid may be purchased without regard to the 15% limit. If the proposed amendment is approved, this investment practice could have the effect of increasing the level of illiquidity of the Fund's portfolio securities to the extent that institutional investors become uninterested, for a time, in purchasing these restricted securities.

     Certain state securities laws may limit the ability of the Fund to invest in restricted securities, including restricted securities that are readily marketable.

     The Trustees recommend changing the fundamental investment restriction with respect to restricted securities (with the
language to be deleted shown in //     //, and the language to be
added shown in (( ))) to provide that the Fund may not:

     Purchase securities the disposition of which is
    restricted under federal securities laws, if as a
    result such investments would exceed //10%// ((15%)) of
    the value of the Fund's net assets    , EXCLUDING
    RESTRICTED SECURITIES THAT HAVE BEEN DETERMINED BY THE
    TRUSTEES OF THE FUND (OR THE PERSON DESIGNATED BY THEM
    TO MAKE SUCH DETERMINATIONS) TO BE READILY
    MARKETABLE     .

        REQUIRED VOTE. Approval of this proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the Fund's outstanding shares are present at the meeting in person or by proxy.

     If shareholders do not approve the proposal, the fundamental investment restriction of the Fund with respect to investments in restricted securities will remain unchanged.

             V.  APPROVAL OR DISAPPROVAL OF AMENDMENTS TO THE
               FUND'S AGREEMENT AND DECLARATION OF TRUST TO
              PERMIT ISSUANCE OF ADDITIONAL CLASSES OF SHARES

     The Agreement and Declaration of Trust of the Fund (the "Declaration of Trust") currently provides for the issuance of one class of shares with each share representing an equal proportionate interest in the Fund. The Trustees recommend that they be authorized to amend the Declaration of Trust to permit the Trustees, without further shareholder action, to issue one or more additional classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine.

     The purpose of these amendments would be to permit the Fund to take advantage of alternative methods of selling Fund shares. At present the Fund's shares generally are sold to investors at a public offering price which includes a sales charge. The Fund and its principal underwriter, Putnam Mutual Funds, are currently considering offering new investors the option of buying Fund shares at net asset value without an initial sales charge. Pursuant to an existing exemptive order from the Securities and
Exchange Commission, shares     sold on this basis would be
subject to a contingent deferred sales charge on redemption
,     and would bear the cost of ongoing distribution fees paid
to Putnam Mutual Funds for its services and expenses in connection with the sale of such shares, including commissions paid to investment dealers, which would likely be higher than the level of the Fund's current distribution fee.

     The creation of one or more separate classes of shares for this purpose would permit the Trustees to allocate costs associated with the distribution of such shares to those investors who elect this optional method of purchasing shares without an initial sales charge. SHAREHOLDERS WHO CURRENTLY OWN SHARES OF THE FUND WOULD NOT BEAR ANY PORTION OF SUCH COSTS.

     Any such additional class of shares would participate in
all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on portfolio investments and all
other operating expenses of the Fund.       In addition, the
proposed amendments to the Agreement and Declaration of Trust would provided that, on any matter submitted to a vote of
shareholders of the Fund, all     shares      of the Fund
entitled to vote will generally be voted in the aggregate     as
a single class      without regard to series or classes of
shares,     except      (1) when required otherwise by the
Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series
or classes     of shares      materially differently, shares will
be voted will be voted by individual series or class; and (2)
when the Trustees have determined that the     matter
affects only the interests of one or more series or classes, then only shareholders of such series or classes will be entitled
to     vote on that matter.      The current Agreement and
Declaration of Trust provides that shares of the Fund will vote on matters by individual series, with certain exceptions.

     The Trustees believe that providing investors this alternative method of purchasing Fund shares may lead to increased sales of shares, resulting in greater investment flexibility for the Fund and, to the extent of any increase in the size of the Fund, possible reductions in operating expense ratios due to economies of scale--thus benefiting both existing and future shareholders.

     If the proposal is approved, the     amendments
discussed above     would permit the creation of additional
classes of shares     at any time     for other purposes      in
addition to those     described above         .

     REQUIRED VOTE. Approval of this proposal will require the affirmative vote of a majority of the outstanding shares of the Fund.

    If shareholders do not approve the proposal, the Agreement and Declaration of Trust will remain unchanged.

                             VI. MISCELLANEOUS

     QUORUM AND METHODS OF TABULATION. Thirty percent of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to such proposals at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers for the Meeting.

     The      twelve     nominees for election as Trustees at
the Meeting who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees. A majority of the votes properly cast on the matter is necessary to ratify the selection of independent auditors.

     The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

     OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

     SIMULTANEOUS MEETINGS. The meeting of shareholders of the Fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any Fund shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

     SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, Trustees of the Fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Mutual Funds may solicit proxies in person or by telephone. The Fund may also arrange to have votes recorded by telephone. If this procedure were subject to a successful legal challenge, such votes would not be counted at the meeting. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in sending soliciting material to their
principals.  The Fund has retained at its expense     Tritech
Services, Four Corporate Place, Corporate Park 287, Piscataway,
NJ  08854     , to aid in the solicitation of nominee accounts
for a fee not to exceed      $6,500     plus reasonable
out-of-pocket expenses.

     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Fund does not currently intend to hold such a meeting in 1995. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Fund within a reasonable period of time prior to any such meeting.

     ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The Fund pays the costs of any additional solicitation and of any adjourned session.

                                                                  EXHIBIT A

                    PUTNAM INVESTMENT MANAGEMENT, INC.
                               BALANCE SHEET
                             DECEMBER 31, 1993


ASSETS:
  Cash                                             $        300
  Investments (note 2)                                   50,000
  Investment management fees receivable              60,817,927
  Accounts receivable from affiliates (note 6)                  1,819,578
  Prepaid expenses and other assets                   2,759,786
  Property and equipment - net (notes 2 & 3)          5,105,571
                                                   ------------

TOTAL ASSETS                                        $70,553,162
                                                   ============

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
  Accounts payable and accrued
   expenses (note 5)                               $ 20,704,486
  Accounts payable to affiliate                             916
                                                   ------------

  TOTAL LIABILITIES                                  20,705,402
                                                   ------------

STOCKHOLDER'S EQUITY:

  Common stock - $1 par value; authorized
   and outstanding, 1,000 shares                          1,000
  Paid-in surplus                                     4,696,665
  Retained earnings                                  45,150,095
                                                   ------------

  TOTAL STOCKHOLDER'S EQUITY                         49,847,760
                                                   ------------


TOTAL LIABILITIES AND STOCKHOLDER'S
    EQUITY                                          $70,553,162
                                                   ============


See notes to balance sheet.

                    PUTNAM INVESTMENT MANAGEMENT, INC.

                          NOTES TO BALANCE SHEET

1.  CORPORATE AFFILIATION

         Putnam Investment Management, Inc. (the Company) is a wholly-owned subsidiary of Putnam Investments, Inc., (the
    Parent), which is a wholly-owned subsidiary of Marsh &
    McLennan Companies, Inc. (MMC).

         The Company's primary business is to provide investment advisory services to Putnam-sponsored mutual funds. In connection with providing these services, the Company receives a management fee which is based upon the average net asset value of the respective fund to which the services are provided.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS

    Investments consist of time deposits held by an affiliate.
Investments are recorded at the lower of cost or market.

    PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost. Office and data processing equipment are depreciated using the straight-line method over their estimated useful lives of four to ten years. Leasehold improvements are amortized using the straight-line method over ten years or the period covered by the lease, whichever is less. Additions, renewals and betterments of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to income when incurred.

3.  PROPERTY AND EQUIPMENT

    Property and equipment consist of the following:

    Office and data processing equipment        $ 3,610,612
    Less accumulated depreciation               (2,244,442)
                                               ------------
                                                 1,366,170
                                               ------------

    Leasehold improvements                        6,051,063
    Less accumulated amortization               (2,311,662)
                                               ------------
                                                  3,739,401
                                               ------------

    Property and equipment - net                $ 5,105,571
                                               ============
4.  INCOME TAXES

         In accordance with the provisions of STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 109 - ACCOUNTING FOR INCOME TAXES, the Company records a current liability or asset for the estimated taxes payable or refundable on tax returns for the current year and a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences.

         The Company, through MMC, files its federal tax return as a member of a consolidated group. The Parent allocates its current and deferred tax provision or benefit to the Company in a manner which is representative of how the Company would compute its provision as a separate entity.

         Under an agreement with the Parent, the Company pays the Parent each month for the amount of its net current and deferred tax provision. If the Company has a net tax benefit, the Parent pays the Company that amount. The Parent then assumes responsibility for the payment of all taxes in accordance with federal, state and local laws. As a result of this agreement, the Company has no current or deferred tax liability or asset reflected in its balance sheet at December 31, 1993.

5.  EMPLOYEE BENEFIT PLANS

    PROFIT SHARING PLAN

         The Company, the Parent and affiliates sponsor a profit-sharing plan (the Plan) covering substantially all employees, providing for annual contributions as determined by the Board of Directors. Contributions payable to the Plan at December 31, 1993 were $557,000.

    RETIREE HEALTH CARE PLAN

         MMC provides a health care plan which covers all eligible retirees of the Company and its affiliates. The Parent subsidizes a portion of the cost of the plan. The Parent allocates its cost of the plan to the Company and its affiliates in a manner which management believes reflects the actual cost of the plan on an accrual basis.

6.  RELATED PARTY TRANSACTIONS

         The Company shares office facilities and personnel with other wholly-owned subsidiaries of the Parent. Accordingly, the related costs of such arrangements have been allocated among the various subsidiaries in a manner which management believes is representative of the actual costs incurred.

         Accounts receivable from affiliates primarily represents advances made to the Parent in connection with the Parent's cash management policy.

         In 1993 the Company paid a dividend of $100,000,000 to the Parent.

INDEPENDENT AUDITORS' REPORT

Putnam Investment Management, Inc.

We have audited the accompanying balance sheet of Putnam
Investment Management, Inc. (a wholly-owned subsidiary of Putnam
Investments, Inc.) as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Putnam Investment
Management, Inc. at December 31, 1993 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE

February 10, 1994
Boston, Massachusetts

 PUTNAM FEDERAL INCOME TRUST                                   PROXY BALLOT


 PROXY FOR THE MEETING OF
 SHAREHOLDERS, MAY 5, 1994

 THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

 The undersigned hereby appoints George Putnam, Hans H. Estin and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of Putnam Federal Income Trust on May 5, 1994, at 1:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
    ENCLOSED ENVELOPE.

 NOTE:   Please sign exactly as name appears on this card.  All
        joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                Please fold at perforation before detaching

 -----------------------------------------------------------------------------------------------------------------------
- -

                                                                                            ----
    Please mark your choices / X / in blue or black ink.
                                                                                            ----
                                                                                                                       (Control #)



                                                                                                                       (Control #)

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW.
    1.   ELECTION OF TRUSTEES:  NOMINEES:                 PROPOSAL TO:                        FOR      AGAINST  ABSTAIN

     ----                       FOR electing all the     J. A. Baxter                        2.RATIFY THE SELECTION    ----
    /   /                       nominees            H. H. Estin                                oF COOPERS & LYBRAND    /   /
     ----                       (EXCEPT AS MARKED TO      J. A. Hill                           AS AUDITORS.             ----
         THE CONTRARY BELOW).  E. T. Kennan
                                L. J. Lasser        3.    APPROVE THE ELIMINATION OF THE      ----      ----     ----
                                R. E. Patterson           FUND'S FUNDAMENTAL INVESTMENT      /   /     /   /    /   /
                                D. S. Perkins             RESTRICTION WITH RESPECT TO         ----     ----     ----
                                W. F. Pounds              INVESTMENTS IN INVESTMENT COMPANIES.
     ----                       WITHHOLD authority  G. Putnam
    /   /                      to vote for all       G. Putnam, III                           4.APPROVE AN AMENDMENT TO THE
     ----
     ----                       nominees.            A.J.C. Smith                               FUNDAMENTAL INVESTMENT RESTR
  /   /     /   /
                                W. N. Thorndike           WITH RESPECT TO INVESTMENTS        ----      ----     ----
                                                         IN RESTRICTED SECURITIES.

        TO WITHHOLD AUTHORITY TO                     5.   APPROVE AMENDMENTS TO THE FUND'S    ----      ----     ----
         VOTE FOR AN INDIVIDUAL                           AGREEMENT AND DECLARATION OF       /   /      /   /   /   /
         NOMINEE, WRITE THAT                              TRUST TO PERMIT THE ISSUANCE        ----      ----     ----
         NOMINEE'S NAME BELOW.                            OF ADDITIONAL CLASSES OF SHARES.

         --------------------------
         --------------------------        Please be sure to sign and date this Proxy.         (Account #)     (Shares
#)

         ............................./    ..........................  Date ..........       (Name & Address)
         Shareholder sign here             Co-owner sign here
                                           Please fold at perforation before detaching
 /TABLE

                           (Detachable attachment to proxy card; Page 3 is on the same side as page 1;
                                and Page 4 is on the reverse side, i.e., the same side as Page 2.)
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 (Putnam Logo)

 CHANGE OF ADDRESS NOTIFICATION.  Please use this form to inform us of any change in address or telephone number or to provide us with your comments.  Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

 HAS YOUR ADDRESS CHANGED?                                  DO YOU HAVE ANY COMMENTS?

 .......................................................    .......................................................

 .......................................................    .......................................................

 Telephone .............................................    ......................................................
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 Dear Shareholder:                                          (Name and Address)

 YOUR VOTE IS IMPORTANT. Please help us to eliminate the expense of follow-up mailings by executing and returning this Proxy as soon as possible. A postage-paid business reply envelope is enclosed for your convenience.


     Thank you!                         (Account #)




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